UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period:  November 1, 2022 through October 31, 2023

Item 1. Reports to Stockholders.

(a)

MicroCap Opportunities Fund

Ultra MicroCap Fund

Annual Report
October 31, 2023

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2023

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Report of the Independent Registered Public Accounting Firm	41
Expense Example	42
Directors and Officers	44
Information	47

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

For the fiscal year ended October 31, 2023, the Perritt MicroCap Opportunities Fund (PRCGX) rose 2.76% which compares to the loss of 16.41% for the Russell Microcap Index and the 8.56% loss for the Russell 2000 Index.  We are very proud of outperforming the Fund’s benchmark by more than 1900 basis points this past year, and we are equally proud of the Fund’s strong relative long-term outperformance record.  While the performance of the microcap marketplace relative to the large cap market has been disappointing in the past decade, we believe things could change dramatically in the years ahead.  We will discuss some of reasons for optimism later in this message.  The Fund and benchmark performance details can be found in the next few pages of this report.

The Fund’s strong relative performance can be attributed to excellent stock selection and overweighting our investments within the industrial and information technology sectors.  For stock selection, we had five stocks that more than doubled in the past year with the largest gain coming from Mama’s Creations (MAMA), which rose nearly 230%.  These five companies provided more than 6% of the outperformance during the past year.  We have approximately 30% of the Fund invested in the industrial sector which is more than double the Russell Microcap’s weight.  Our industrial investments provided more than 8% of the outperformance for the past year.  Finally, our information technology investments provided nearly 4% of the Fund’s outperformance, and we have a 14% weight versus a 10% weight for the Russell Microcap Index.

During the past year, we sold fourteen companies from the portfolio.  We sold Opiant Pharmaceuticals after it received a 100% premium buyout offer from Indivior.  There were six companies sold because they grew beyond our definition of a microcap stock: Addus Homecare (ADUS), CRA international (CRAI), Digi International (DGII), Green Brick Partners (GRBK), IES Holdings (IESC) and PGT Innovations (PGTI). We sold one company for valuation reasons and the remaining six companies were sold after reporting disappointing operating results.  We purchased twenty-one new companies for the portfolio from seven different industries.  While we added more companies to the industrial sector, our financial investment in the seven different industries was evenly distributed.

As of October 31, 2023, the Fund’s portfolio contained the common stocks of ninety-six companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at approximately 12.1 times our 2024 earnings estimate.  Stocks in the portfolio are priced at slightly more than 1.0 times average revenues, and the median market capitalization is approximately $193 million.  Finally, the average stock in the Fund is trading at 1.3 times book value and approximately 6.7 times Enterprise Value to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization).  The valuation characteristics for the MicroCap Opportunities Fund are slightly more attractive than the Fund’s benchmark Russell Microcap Index.  The Russell

Perritt MicroCap Opportunities Fund

Microcap Index is priced at more than 1.6 times revenue, 12 times future earnings and more than 1.3 times book value.  However, it is important to note that more than 50% of the companies within the Russell Microcap Index are not profitable, which compares to only 9% for the Perritt MicroCap Opportunities Fund.

We believe there are several reasons small- and micro-cap stocks may have stronger relative performance to larger stocks in the years ahead.  Here are a few of those reasons. We believe valuations among small- and micro-cap stocks are near the widest discounts to larger stocks in history.  We recognize that valuations may not be a reason to spark a rally among smaller stocks, but we believe it can measure the potential degree of a rally once a catalyst arrives.  Identifying a catalyst is difficult, but the list is vast today.  First, sentiment toward smaller companies appears to be rather low today, so even a small improvement would help shares.  Some of the other catalysts could be moderation of inflation, no increase in interest rates by the Federal Reserve, a stronger economy or smaller companies report stronger earnings growth.  Each of these catalysts (or even all of them) are possible in the coming years.  In our view, the long-term potential for smaller companies remains very promising.

Reviewing smaller company stock performance can also reveal great optimism for future performance.  According to the Center for Research in Security Prices (CRSP), there have been 130 five-year periods in the past 78 years when small stocks (CRSP 6-10) produced less than 5% annualized return, which includes the most recent period.  The subsequent five-year annualized return for the 129 periods was on average an impressive 20% annualized.  While past performance is no indication of future results, we cannot help but be optimistic about the next five years for small-cap performance.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for more than 30 years and have nearly half of my liquid investments in the Perritt Funds.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Important Disclosures

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

The CRSP (Center for Research in Security Prices) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization.  Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest.  CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500, and the CRSP 6-10 would have a similar capitalization parameter to those of the Russell 2000.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Basis point is one hundredth of 1 percentage point.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) is an alternate measure of profitability to net income.  By stripping out the non-cash depreciation and amortization expense as well as taxes and debt cost dependent on the capital structure, EBITDA attempts to represent cash profit generated by the company’s operations.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

 (This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance (Unaudited)	October 31, 2023

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	October 31, 2023

Average Annual Total Returns*
Year ended October 31, 2023

	Past	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap Opportunities Fund	2.76%	3.20%	4.17%	8.84%	8.87%

Russell Microcap® Index	-16.41%	1.04%	4.28%	8.28%	n/a
(reflects no deduction
for fees and expenses)

Russell 2000® Index	-8.56%	3.31%	5.63%	9.31%	7.52%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 1.56% as of the most recent prospectus dated February 28, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

Perma-Fix Environmental Services, Inc. (PESI) through its subsidiaries, operates as an environmental and technology know-how company in the United States and operates in two segments, Treatment and Services.

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Bel Fuse, Inc. (BELFB) designs, manufactures, markets, and sells products that are used in the networking, telecommunications, computing, general industrial, high-speed data transmission, military, commercial aerospace, transportation, and e-Mobility industries in the United States, the People's Republic of China, Macao, the United Kingdom, Slovakia, Germany, India, Switzerland, and internationally.

PC Tel, Inc. (PCTI) provides industrial Internet of Thing devices (IoT), antenna systems, and test and measurement solutions worldwide with its subsidiaries.

U.S. Global Investors, Inc. (GROW) is a publicly owned investment manager. The firm primarily provides its services to investment companies. It also provides its services to pooled investment vehicles. The firm manages equity and fixed income mutual funds, hedge funds and exchange traded funds. It also invests in the public equity and fixed income markets across the globe.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2023

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Manager’s Message

Matthew Brackmann,
Portfolio Manager

The Perritt Ultra MicroCap Fund (PREOX) modestly outperformed the Russell Microcap Index for fiscal year 2023 on a net of fee basis, posting a loss of -12.03% versus a loss for the index of -16.41%.  We are disappointed that we were not able to provide a positive return, however we are pleased to have beaten the index. Despite the continued inferior performance of the microcap space, we are confident that there is significant underlying value in our securities as well as the microcap space in general.  The differentials in valuations between large cap stocks and microcap stocks remain at multi-decade highs and we believe that a thematic shift is on the horizon as investors become increasingly aware of the underlying value in our little segment of the market.  By focusing on quality names are attractive valuations we believe that we are well positioned to benefit from this shift if and when it should happen.

Our relative outperformance for the fiscal year can primarily be attributed to our investments in the Industrial and Information Technology sectors.  We maintained an overweight allocation in both sectors relative to the Index and outperformed in both by double digits, with our investments in the Industrial sector returning 21.30% versus a loss of -2.42% for the sector within the index.  The top individual performing stock was P&F Industries (PFIN), which we added to the portfolio at the start of this fiscal year as one of the several new names mentioned as pending investments in last year’s letter.  PFIN was originally purchased at $5.13 a share in the fund and was bought out just prior to the end of this year for $13.00 per share for a return of 158.10% over about 11 months.  While we held the position through the fiscal year for tax purposes, we look forward to putting the proceeds to work in the next exciting opportunity.

We ended the fiscal year with seventy-four names in the portfolio, an increase from the previous year’s end where we held seventy-one positions.  During the fiscal year we purchased sixteen new names, sold twelve and had one warrant position expire.  The only name sold due to a buyout was Opiant Pharmaceuticals, which provided a 111.75% return for the year.  One name, Transcats (TRNS) was sold due to a combination of valuations and having too large of a market cap.  The other ten names that were sold were due to deteriorating fundamentals and adverse news announcements.  A summary of the fund’s top ten holdings is included in this report.

As of the end of the fiscal year, the portfolio is trading at a forward price-to-earnings ratio of 11.4x based on our earnings estimates.  Price-to-sales stands at 1.05x, price-to-book at 1.45x and a total enterprise value to EBITDA ratio of 8.84x.  This is attractive by most metrics relative to the Russell Microcap Index, which is trading at 1.6x price-to-sales, a forward price-to-earnings ratio of 12x and a price-to-book ratio of 1.3x. 84% of the names in the Ultra are profitable or projected to be in 2024.  This is an improvement for the portfolio, where that number stood closer to 70% a year ago.  We believe this increased focus on investments with near term catalysts that are improving on existing profitability may provide us with better upside opportunities and cushion to the downside relative to the Index where only 50% of the names are profitable.

Perritt Ultra MicroCap Fund

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you.  We also wish you and your loved ones well and wish you all continued good health as we emerge from the trials of the past year.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Important Disclosures

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Trailing price-to-earnings (P/E) is a relative valuation multiple that is based on the last 12 months of actual earnings. It is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt -total cash divided by EBITDA.

The annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2023

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	October 31, 2023

Average Annual Total Returns*
Year ended October 31, 2023

	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years

Perritt Ultra MicroCap Fund	-12.03%	0.68%	3.43%	8.79%

Russell Microcap® Index	-16.41%	1.04%	4.28%	8.28%
(reflects no deduction
for fees and expenses)

Russell 2000® Index	-8.56%	3.31%	5.63%	9.31%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 2.66% as of the most recent prospectus dated February 28, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

PC Tel, Inc. (PCTI) provides industrial Internet of Thing devices (IoT), antenna systems, and test and measurement solutions worldwide with its subsidiaries.

P&F Industries, Inc. (PFIN) through its subsidiaries, designs, imports, manufactures, and sells pneumatic hand tools primarily to the retail, industrial, automotive, and aerospace markets primarily in the United States.

Quest Resource Holding Corp. (QRHC) through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

Taylor Devices, Inc. (TAYD) engages in design, development, manufacture, and marketing of shock absorption, rate control, and energy storage devices for use in machinery, equipment, and structures in North America, Asia, and internationally.

Gencor Industries, Inc. (GENC) together with its subsidiaries, designs, manufactures, and sells heavy machinery used in the production of highway construction materials and environmental control equipment.

DecisionPoint Systems, Inc. (DPSI) through its subsidiaries, engages in designs, consults, and implements mobility enterprise solutions and services. It provides managed and professional services that enable customers to implement and manage complex projects; and designs, deploys, and supports mobile computing systems that enable customers to access employers’ data networks.

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	October 31, 2023

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments less investments purchased with proceeds from securities lending collateral, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2023

Shares	COMMON STOCK – 98.35%	Value
Air Freight & Logistics – 3.68%
320,000	Radiant Logistics,
	Inc.(a)	$1,875,200
		1,875,200

Auto Components – 1.02%
50,000	Motorcar Parts
	of America, Inc.(a)	361,000
6,873	Strattec Security Corp.(a)	156,361
		517,361

Banks – 0.49%
5,000	Farmers & Merchants
	Bancorp, Inc.	87,100
10,000	First Internet Bancorp	163,700
		250,800

Capital Markets – 9.53%
261,999	Heritage Global, Inc.(a)	809,577
164,500	Silvercrest Asset
	Management Group,
	Inc. – Class A	2,919,875
406,600	U.S. Global Investors,
	Inc. – Class A	1,122,216
		4,851,668

Chemicals – 5.85%
30,448	Advanced Emissions
	Solutions, Inc.(a)	51,762
125,786	Flexible Solutions
	International,
	Inc. – ADR	250,314
214,400	Northern Technologies
	International Corp.	2,677,856
		2,979,932

Commercial Services
& Supplies – 5.10%
20,000	CECO Environmental
	Corp.(a)	323,600
165,717	Perma-Fix Environmental
	Services, Inc.(a)	1,541,168
101,000	Quest Resource
	Holding Corp.(a)	732,250
		2,597,018

Communications Equipment – 3.96%
16,000	Aviat Networks, Inc.(a)	427,200
200,000	Ceragon Networks,
	Ltd. – ADR(a)	340,000
182,612	PCTEL, Inc.	1,250,892
		2,018,092

Construction & Engineering – 3.24%
16,500	Bowman Consulting
	Group Ltd.(a)	438,405
45,000	Matrix Service Co.(a)	524,250
25,223	Northwest Pipe Co.(a)	687,579
		1,650,234

Consumer Finance – 0.97%
60,000	EZCORP, Inc. –
	Class A(a)	492,000
		492,000

Diversified Consumer Services – 2.11%
200,000	Beachbody Co., Inc.(a)	41,580
43,901	Lincoln Educational
	Services Corp.(a)	375,354
75,000	Universal Technical
	Institute, Inc.(a)	654,750
		1,071,684

Diversified Telecommunication
Services – 0.54%
25,000	Ooma, Inc.(a)	272,750
		272,750

Electrical Equipment – 1.74%
110,000	Broadwind, Inc.(a)	288,200
40,000	LSI Industries, Inc.	595,200
		883,400

Electronic Equipment, Instruments
& Components – 4.97%
26,000	Bel Fuse, Inc. – Class B	1,408,680
66,545	Coda Octopus
	Group, Inc.(a)	439,197
33,000	Identiv, Inc.(a)	200,970
260,605	Powerfleet, Inc.(a)	482,119
		2,530,966

Energy Equipment & Services – 4.08%
325,000	CSI Compressco LP	435,500
40,000	Geospace Technologies
	Corp.(a)	479,600
120,000	Newpark Resources,
	Inc.(a)	830,400
179,747	Profire Energy, Inc.(a)	332,532
		2,078,032

Entertainment – 0.71%
363,500	WildBrain Ltd. – ADR(a)	360,228
		360,228

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2023

Shares		Value
Financial Services – 3.06%
31,000	A-Mark Precious
	Metals, Inc.	$839,480
20,000	SWK Holdings Corp.(a)	322,800
200,000	Usio, Inc.(a)	398,000
		1,560,280

Food Products – 1.33%
199,659	MamaMancini’s Holdings,
	Inc.(a)	674,847
		674,847

Health Care Equipment
& Services – 0.69%
50,136	Accuray, Inc.(a)	132,359
100,000	Sensus Healthcare,
	Inc.(a)	219,000
		351,359

Health Care Providers
& Services – 2.61%
13,793	InfuSystem Holdings,
	Inc.(a)	132,137
147,500	Quipt Home Medical
	Corp. ADR(a)	697,675
79,000	Viemed Healthcare,
	Inc. ADR(a)	498,490
		1,328,302

Health Care Technology – 0.29%
110,000	iCAD, Inc.(a)	147,400
		147,400

Hotels, Restaurants & Leisure – 1.28%
87,100	Century Casinos,
	Inc.(a)	381,498
103,000	Galaxy Gaming, Inc.(a)	268,830
		650,328

Household Durables – 3.59%
78,900	Legacy Housing
	Corp.(a)	1,460,439
20,000	Lovesac Co.(a)	329,200
44,701	Singing Machine
	Co., Inc.(a)	38,443
		1,828,082

Interactive Media & Services – 0.56%
103,800	DHI Group, Inc.(a)	284,412
		284,412

IT Services – 2.82%
79,950	DecisionPoint Systems,
	Inc.(a)	412,542
96,117	Information Services
	Group, Inc.	390,235
270,000	Research Solutions,
	Inc.(a)	631,800
		1,434,577

Machinery – 7.99%
55,000	Commercial Vehicle
	Group, Inc.(a)	383,350
30,367	Gencor Industries,
	Inc.(a)	431,211
17,512	L B Foster Co. –
	Class A(a)	343,585
15,000	Manitowoc Co., Inc.(a)	192,000
35,000	Mayville Engineering
	Co., Inc.(a)	423,150
40,000	Miller Industries, Inc.	1,454,800
30,000	Shyft Group, Inc.	329,400
3,302	Taylor Devices, Inc.(a)	73,115
60,500	TechPrecision Corp.(a)	437,415
		4,068,026

Marine Transportation – 1.15%
23,000	Euroseas Ltd. – ADR	584,200
		584,200

Metals & Mining – 2.40%
200,000	Avino Silver & Gold
	Mines Ltd. ADR(a)	89,920
125,000	Endeavour Silver
	Corp. ADR(a)	267,500
41,429	Fortitude Gold Corp.	244,431
200,000	Gold Resource Corp.	80,400
78,000	McEwen Mining, Inc.(a)	540,540
		1,222,791

Mortgage Real Estate
Investment Trusts – 1.11%
40,000	Chicago Atlantic Real
	Estate Finance, Inc.	563,600
		563,600

Oil, Gas & Consumable Fuels – 3.78%
141,783	Evolution
	Petroleum Corp.	911,665
68,972	PHX Minerals, Inc.	238,643
120,200	Vaalco Energy, Inc.	537,294
10,000	Vitesse Energy, Inc.	236,900
		1,924,502

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2023

Shares		Value
Pharmaceuticals – 2.02%
271,250	Assertio Holdings,
	Inc.(a)	$583,188
5,000	Harrow Health, Inc.(a)	71,675
135,100	Medexus
	Pharmaceuticals,
	Inc. – ADR(a)	198,597
40,000	ProPhase Labs, Inc.(a)	175,600
		1,029,060

Professional Services – 6.68%
25,000	Asure Software, Inc.(a)	211,500
37,523	BGSF, Inc.	347,838
151,500	DLH Holdings Corp.(a)	2,072,520
39,636	Hudson Global, Inc.(a)	581,460
14,000	Where Food Comes
	From, Inc.(a)	189,000
		3,402,318

Real Estate Management
& Development – 0.80%
100,000	LuxUrban Hotels,
	Inc.(a)	405,500
		405,500

Semiconductors &
Semiconductor Equipment – 1.08%
30,000	Photronics, Inc.(a)	550,800
		550,800

Software – 0.47%
21,720	American Software,
	Inc. – Class A	238,268
		238,268

Specialty Retail – 1.35%
15,000	Build-A-Bear
	Workshop, Inc.	372,000
316,842	Xcel Brands, Inc.(a)	313,674
		685,674

Technology Hardware,
Storage & Peripherals – 1.02%
81,000	Immersion Corp.	517,590
		517,590

Textile, Apparel &
Luxury Goods – 1.93%
14,000	Delta Apparel, Inc.(a)	117,180
40,000	Lakeland
	Industries, Inc.	584,400
35,000	Superior Group
	of Cos., Inc.	280,000
		981,580
Trading Companies
& Distributors – 1.79%
7,000	BlueLinx Holdings,
	Inc.(a)	497,770
20,000	Karat Packaging, Inc.	412,600
		910,370

Water Utilities – 0.56%
30,000	Pure Cycle Corp.(a)	286,800
		286,800
	TOTAL COMMON
	STOCK
	(Cost $35,199,120)	50,060,031
	Total Investments
	(Cost $35,199,120) –
	98.35%	$50,060,031

	Other Assets in
	Excess of Liabilities –
	1.65%	838,689
	TOTAL NET ASSETS –
	100.00%	$50,898,720

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2023

Shares	COMMON STOCK – 90.16%	Value
Aerospace & Defense – 1.93%
40,000	VirTra, Inc.(a)	$189,200
		189,200

Banks – 1.09%
6,500	First Internet Bancorp	106,405
		106,405

Biotechnology – 0.69%
12,000	Actinium Pharmaceuticals,
	Inc.(a)	66,960
		66,960

Capital Markets – 1.99%
11,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	195,250
		195,250

Chemicals – 3.69%
22,681	Advanced Emissions
	Solutions, Inc.(a)	38,558
36,815	Flexible Solutions
	International,
	Inc. – ADR	73,262
20,000	Northern Technologies
	International Corp.	249,800
		361,620

Commercial Services & Supplies – 2.64%
35,600	Quest Resource Holding
	Corp.(a)	258,100
		258,100

Communications Equipment – 5.29%
15,000	BK Technologies
	Corp.(a)	189,000
48,075	PCTEL, Inc.	329,314
		518,314

Construction & Engineering – 1.22%
4,500	Bowman Consulting
	Group Ltd.(a)(c)	119,565
		119,565
Consumer Staples
Distribution & Retail – 1.03%
25,000	HF Foods
	Group, Inc.(a)	101,000
		101,000

Distributors – 0.24%
25,090	Educational Development
	Corp.(a)	23,828
		23,828
Electrical Equipment – 0.64%
15,000	Expion360, Inc.(a)	62,550
		62,550

Electronic Equipment, Instruments
& Components – 4.55%
7,000	Airgain, Inc.(a)	23,170
44,899	Data I/O Corp.(a)	141,881
16,000	Identiv, Inc.(a)	97,440
22,500	Luna Innovations,
	Inc. (a)	127,800
3,000	Napco Security
	Technologies, Inc.	55,110
		445,401

Energy Equipment
& Services – 0.81%
20,000	Gulf Island Fabrication,
	Inc.(a)	78,800
		78,800

Equity Real Estate
Investment Trusts – 3.11%
30,000	Global Self
	Storage, Inc.	135,600
11,000	Modiv, Inc.	169,070
		304,670

Financial Services – 4.92%
9,000	A-Mark Precious
	Metals, Inc.	243,720
15,000	Cantaloupe, Inc.(a)	98,700
70,000	Usio, Inc.(a)	139,300
		481,720

Food Products – 0.63%
25,000	Better Choice
	Co., Inc.(a)(c)	5,347
34,708	BranchOut Food,
	Inc.(a)	55,880
		61,227

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2023

Shares		Value
Health Care Equipment
& Supplies – 3.81%
42,500	Biomerica, Inc.(a)	$41,650
60,000	Modular Medical,
	Inc.(a)	76,200
5,586	Sensus Healthcare,
	Inc.(a)	12,233
100,000	Strata Skin Sciences,
	Inc.(a)	48,500
1,250	UFP Technologies,
	Inc.(a)	194,900
		373,483

Health Care Providers
& Services – 1.21%
25,000	Quipt Home Medical
	Corp. – ADR(a)	118,250
		118,250

Health Care Technology – 0.22%
24,200	CareCloud, Inc.(a)	21,780
		21,780

Hotels, Restaurants & Leisure – 4.44%
40,000	Bragg Gaming Group,
	Inc. – ADR(a)	173,200
20,000	Century
	Casinos, Inc.(a)	87,600
66,621	Galaxy Gaming, Inc.(a)	173,881
		434,681

Household Durables – 0.38%
43,510	Singing Machine
	Co., Inc.(a)	37,419
		37,419

Interactive Media & Services – 0.98%
35,000	DHI Group, Inc.(a)	95,900
		95,900

IT Services – 5.17%
8,402	Data Storage Corp.(a)	23,022
40,001	DecisionPoint Systems,
	Inc.(a)	206,405
25,000	Information Services
	Group, Inc.	101,500
75,000	Research Solutions,
	Inc.(a)	175,500
		506,427

Leisure Products – 0.05%
2,901	Vision Marine
	Technologies,
	Inc. – ADR(a)	5,251
		5,251

Machinery – 10.11%
17,500	Commercial Vehicle
	Group, Inc.(a)	121,975
15,000	Gencor Industries,
	Inc.(a)	213,000
25,000	P&F Industries,
	Inc. – Class A	318,500
10,315	Taylor Devices, Inc.(a)	228,400
15,000	TechPrecision
	Corp.(a)(c)	108,450
		990,325

Media – 2.53%
25,000	Creative Realities,
	Inc.(a)	47,250
53,183	Direct Digital Holdings,
	Inc. Class A(a)	130,298
2,000	Perion Network
	Ltd. – ADR(a)	50,800
1,000	Saga Communications,
	Inc. – Class A	19,400
		247,748

Metals & Mining – 1.04%
38,505	Ampco-Pittsburgh
	Corp.(a)	102,038
		102,038

Mortgage Real Estate
Investment Trusts – 2.65%
10,950	Chicago Atlantic Real
	Estate Finance, Inc.	154,285
32,500	Sachem Capital Corp.	105,625
		259,910

Oil, Gas & Consumable Fuels – 2.40%
4,000	Adams Resources &
	Energy, Inc.	127,360
31,000	PHX Minerals, Inc.	107,260
		234,620

Pharmaceuticals – 0.45%
10,000	ProPhase Labs, Inc.(a)	43,900
		43,900

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2023

Shares		Value
Professional Services – 8.21%
10,000	Asure Software, Inc.(a)	$84,600
10,000	BGSF, Inc.	92,700
34,000	DLH Holdings Corp.(a)	465,120
11,014	Hudson Global, Inc.(a)	161,575
		803,995

Real Estate Management
& Development – 1.04%
25,000	LuxUrban Hotels,
	Inc.(a)(c)	101,375
		101,375

Semiconductors &
Semiconductor Equipment – 0.99%
7,500	inTEST Corp.(a)	96,975
		96,975

Software – 2.03%
10,133	Issuer Direct Corp.(a)	176,720
12,739	NetSol Technologies,
	Inc.(a)	22,293
		199,013

Technology Hardware,
Storage & Peripherals – 1.20%
20,000	TransAct Technologies,
	Inc. (a)	117,200
		117,200

Textile, Apparel &
Luxury Goods – 2.93%
30,000	Crown Crafts, Inc.	126,300
11,000	Lakeland
	Industries, Inc.	160,710
		287,010

Trading Companies
& Distributors – 0.58%
39,350	FGI Industries
	Ltd. – ADR(a)	57,057
		57,057

Water Utilities – 1.94%
18,000	Global Water Resources,
	Inc.	189,540
		189,540

Wireless Telecommunications
Services – 1.33%
30,000	SurgePays, Inc.(a)(c)	130,200
		130,200
	TOTAL COMMON
	STOCK
	(Cost $7,224,161)	$8,828,707

Contracts	WARRANTS – 0.04%
Metals & Mining – 0.04%
15,000	Ampco-Pittsburgh Corp.
	Expiration: 08/01/2025,
	Exercise Price $5.75(a)	$3,750
	TOTAL WARRANTS
	(Cost $0)	$3,750

	INVESTMENTS PURCHASED
	WITH PROCEEDS FROM
	SECURITIES LENDING
Shares	COLLATERAL – 3.87%
378,499	First American Government
	Obligations Fund,
	Class X, 5.21%(b)	$378,499
	TOTAL INVESTMENTS
	PURCHASED WITH
	PROCEEDS FROM
	SECURITIES LENDING
	COLLATERAL
	(Cost – $378,499)	$378,499
	Total Investments
	(Cost $7,602,660) –
	94.07%	$9,210,956
	Other Assets in
	Excess of Liabilities –
	5.93%	580,326
	TOTAL NET ASSETS –
	100.00%	$9,791,282

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	Seven-day yield as of October 31, 2023.
(c)
All or a portion of this security is on loan. At October 31, 2023 the total value of securities on loan was $346,915, which represents 3.54% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2023

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value[1]	$50,060,031	$9,210,956
Cash and cash equivalents	414,456	906,242
Receivable for investments sold	225,547	116,766
Receivable for fund shares issued	298,446	25
Dividends and interest receivable	25,035	10,687
Securities lending income receivable	—	1,088
Prepaid expenses	378	373
Total Assets	51,023,893	10,246,137

Liabilities:
Payable for collateral on securities loaned	—	378,499
Payable for investments purchased	—	8,060
Payable for fund shares purchased	4,967	—
Payable to Advisor	44,035	10,536
Payable to Officer & Directors	11,530	12,050
Accrued accounting expense	6,657	1,899
Accrued administration expense	8,952	3,739
Accrued audit expense	18,500	18,500
Accrued legal expense	2,034	10,345
Accrued printing & mailing expense	12,267	3,749
Accrued transfer agent expense	11,498	3,893
Other accrued expenses & liabilities	4,733	3,585
Total Liabilities	125,173	454,855
Net Assets	$50,898,720	$9,791,282

Net Assets Consist of:
Capital Stock	$32,198,333	$8,116,628
Total Distributable Earnings	18,700,387	1,674,654
Total Net Assets	$50,898,720	$9,791,282
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	2,158,548	706,310
Net Assets	$50,898,720	$9,791,282
Net asset value and offering price per share	$23.58	$13.86
Cost of Investments	$35,199,120	$7,602,660
[1] Includes loaned securities with a value of:	$—	$346,915

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Year Ended October 31, 2023

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income (net of $1,916 and $362
foreign withholding tax)	$1,075,338	$157,143
Interest income	54,990	33,768
Securities lending income	—	6,044
Total investment income	1,130,328	196,955
Expenses:
Investment advisory fee	552,167	142,077
Shareholder servicing	115,337	31,774
Administration fee	56,467	26,461
Officer & directors’ fees & expenses	48,354	48,580
Professional fees	40,194	42,903
Fund accounting expenses	38,756	11,391
Federal & state registration fees	26,560	28,216
Other expenses	15,848	7,276
Printing & mailing fees	13,248	3,980
Custodian fees	6,758	3,002
Total expenses	913,689	345,660
Net investment income (loss)	216,639	(148,705)

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	4,245,869	449,840
Change in unrealized depreciation on investments	(2,791,073)	(1,641,496)
Net realized and unrealized
gain (loss) on investments	1,454,796	(1,191,656)
Net increase (decrease) in net assets
resulting from operations	$1,671,435	$(1,340,361)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Operations:
Net investment income (loss)	$216,639	$(263,559)
Net realized gain on investments	4,245,869	2,311,640
Net change in unrealized depreciation on investments	(2,791,073)	(11,944,738)
Net increase (decrease) in net
assets resulting from operations	1,671,435	(9,896,657)
Dividends and Distributions to Shareholders:
Distributable Earnings	(1,722,564)	(9,677,972)
Total dividends and distributions	(1,722,564)	(9,677,972)
Capital Share Transactions:
Proceeds from shares issued	2,091,708	2,026,338
Reinvestment of distributions	1,656,524	9,339,344
Cost of shares redeemed	(7,538,194)	(9,548,812)
Redemption fees	369	1,341
Net increase (decrease) in net assets
from capital share transactions	(3,789,593)	1,818,211
Total Decrease in Net Assets	(3,840,722)	(17,756,418)
Net Assets
Beginning of the year	54,739,442	72,495,860
End of the year	$50,898,720	$54,739,442
Capital Share Transactions:
Shares sold	87,888	78,732
Shares issued on reinvestment of distributions	70,073	325,278
Shares redeemed	(311,342)	(356,013)
Net increase (decrease) from capital share transactions	(153,381)	47,997

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Operations:
Net investment loss	$(148,705)	$(264,791)
Net realized gain on investments	449,840	521,211
Net change in unrealized depreciation on investments	(1,641,496)	(4,352,079)
Net decrease in net assets resulting from operations	(1,340,361)	(4,095,659)
Dividends and Distributions to Shareholders:
Distributable Earnings	(137,724)	(1,199,255)
Total dividends and distributions	(137,724)	(1,199,255)
Capital Share Transactions:
Proceeds from shares issued	248,477	843,647
Reinvestment of distributions	129,312	1,141,483
Cost of shares redeemed	(1,195,489)	(6,655,111)
Redemption fees	259	2,446
Net decrease in net assets
from capital share transactions	(817,441)	(4,667,535)
Total Decrease in Net Assets	(2,295,526)	(9,962,449)
Net Assets
Beginning of the year	12,086,808	22,049,257
End of the year	$9,791,282	$12,086,808
Capital Share Transactions:
Shares sold	16,299	41,993
Shares issued on reinvestment of distributions	8,216	55,278
Shares redeemed	(76,290)	(338,658)
Net decrease from capital share transactions	(51,775)	(241,387)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$23.68	$32.02	$19.51	$23.12	$28.17
Income/(loss) from investment operations:
Net investment income (loss)[2]	0.10	(0.11)	(0.15)	(0.15)	(0.11)
Net realized and unrealized
gain (loss) on investments	0.56	(3.95)	12.66	(2.66)	(1.74)
Total from investment operations	0.66	(4.06)	12.51	(2.81)	(1.85)
Less dividends and distributions:
From net realized gains	(0.76)	(4.28)	—	(0.80)	(3.20)
Total dividends and distributions	(0.76)	(4.28)	—	(0.80)	(3.20)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.58	$23.68	$32.02	$19.51	$23.12
Total return[1]	2.76%	(14.95%)	64.12%	(12.46%)	(6.80%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$50,899	$54,739	$72,496	$52,756	$107,875
Ratio of net expenses to average net assets	1.65%	1.56%	1.56%	1.64%	1.38%
Ratio of net investment income (loss)
to average net assets	0.39%	(0.43%)	(0.53%)	(0.73%)	(0.48%)
Portfolio turnover rate	20.5%	23.0%	23.5%	19.1%	22.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.94	$22.06	$11.54	$12.81	$15.62
Income/(loss) from investment operations:
Net investment loss[2]	(0.20)	(0.32)	(0.36)	(0.11)	(0.12)
Net realized and unrealized
gain (loss) on investments	(1.70)	(4.43)	10.86	(1.14)	(1.60)
Total from investment operations	(1.90)	(4.75)	10.50	(1.25)	(1.72)
Less dividends and distributions:
From net realized gains	(0.18)	(1.37)	—	(0.01)	(1.09)
From return of capital	—	—	—	(0.01)	—
Total dividends and distributions	(0.18)	(1.37)	—	(0.02)	(1.09)
Redemption fees[2]	0.00 [3]	0.00 [3]	0.02	0.00 [3]	0.00 [3]
Net asset value, end of year	$13.86	$15.94	$22.06	$11.54	$12.81
Total return[1]	(12.03%)	(22.95%)	91.16%	(9.75%)	(11.54%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$9,791	$12,087	$22,049	$11,582	$34,154
Ratio of net expenses to average net assets	3.04%	2.66%	2.42%	2.68%	1.83%
Ratio of net investment loss
to average net assets	(1.26%)	(1.77%)	(1.85%)	(0.92%)	(0.85%)
Portfolio turnover rate	27.2%	15.4%	25.7%	14.3%	13.3%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment loss and redemption fees per share have been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2023

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Ultra MicroCap Fund commenced operations on August 30, 2004. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

b.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Money Market Funds are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

c.	Net realized gains and losses on securities are computed using the first-in, first-out method.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

d.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

e.
Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

f.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

g.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

h.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2023 by increasing paid-in capital by $400,595 and decreasing distributable earnings/(losses) by $400,595. The Ultra Microcap Fund has reclassified the components of its capital accounts for the year ended October 31, 2023 by increasing paid-in capital by $16,343 and decreasing distributable earnings/(losses) by $16,343. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

i.
As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2020.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities that the Funds have the ability to access.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2023:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$917,390	$—	$—	$917,390
Consumer Discretionary	5,734,708	—	—	5,734,708
Consumer Staples	674,847	—	—	674,847
Energy	4,002,534	—	—	4,002,534
Financial	7,718,348	—	—	7,718,348
Health Care	2,856,120	—	—	2,856,120
Industrials	15,970,767	—	—	15,970,767
Information Technology	7,290,294	—	—	7,290,294
Materials	4,202,723	—	—	4,202,723
Real Estate	405,500	—	—	405,500
Utilities	286,800	—	—	286,800
Total Common Stocks	50,060,031	—	—	50,060,031
Total Investments in Securities	$50,060,031	$—	$—	$50,060,031

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$473,848	$—	$—	$473,848
Consumer Discretionary	788,188	—	—	788,188
Consumer Staples	162,227	—	—	162,227
Energy	313,420	—	—	313,420
Financial	1,043,286	—	—	1,043,286
Health Care	624,373	—	—	624,373
Industrials	2,480,793	—	—	2,480,793
Information Technology	1,883,329	—	—	1,883,329
Materials	463,658	—	—	463,658
Real Estate Investment Trusts	406,045	—	—	406,045
Utilities	189,540	—	—	189,540
Total Common Stocks	8,828,707	—	—	8,828,707
Warrants
Materials	3,750	—	—	3,750
Total Warrants	3,750	—	—	3,750
Investments Purchased
with Proceeds from Securities
Lending Collateral	378,499	—	—	378,499
Total Investments in Securities	$9,210,956	$—	$—	$9,210,956

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2022	$0
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	(85,000)
Change in unrealized appreciation (depreciation)	85,000
Transfers into/(out of) Level 3	—
Balance as of October 31, 2023	$—
Change in unrealized appreciation (depreciation)
during the year for Level 3 investments held at October 31, 2023	$—

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Rule 2a-5 under the 1940 Act permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Directors has designated the Funds’ investment advisor as its valuation designee to perform fair value determinations.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At October 31, 2023, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $44,035 and $10,536, respectively. For the year ended October 31, 2023, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $552,167 and $142,077, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Funds. The financial intermediaries are the record owners of the Funds on the Funds’ records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, theFunds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2023, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$11,106,504	$—	$16,172,134
Ultra MicroCap Fund	$—	$2,901,363	$—	$4,246,530

6.	Federal Income Tax Matters

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$35,080,330	$7,613,591
Gross tax unrealized appreciation	17,288,273	2,581,361
Gross tax unrealized depreciation	(2,308,573)	(983,996)
Net unrealized appreciation on investments	14,979,700	1,597,365
Distributable ordinary income	539,629	—
Distributable long-term capital gains	3,280,746	207,497
Other accumulated losses	(99,688)	(130,208)
Total Distributable Earnings/(Losses)	$18,700,387	$1,674,654

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales and partnership adjustments.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

At October 31, 2023, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $0 and $130,208. During the year ended October 31, 2023, the MicroCap Fund and the Ultra MicroCap Fund did not utilize capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31, 2023.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The tax composition of distributions paid during the years ended October 31, 2023 and 2022 were as follows:

	Ordinary				Return of
	Income		Long-Term Capital Gains		Capital
	2023	2022	2023	2022	2023	2022
MicroCap Fund	$—	$384,459	$1,722,564	$9,293,513	$—	$—
Ultra MicroCap Fund	—	—	137,724	1,199,255	—	—

On November 22, 2023, the Funds paid the following Long-Term capital gains distributions:

Fund	Long-Term Rate per Share
Perritt MicroCap Opportunities Fund	$1.52985
Perritt Ultra MicroCap Fund	$0.29435

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2023.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. As of October 31, 2023, the MicroCap Fund held a restricted security with an aggregate value of $0, which accounted for 0.00% of the Fund’s net assets. As of October 31, 2023, the Ultra MicroCap Fund held a restricted security with an aggregate value of $0, which accounted for 0.00% of the Fund’s net assets.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 4, 2023, under which the MicroCap Fund may borrow up to $2,500,000 and the Ultra MicroCap Fund may borrow up to $2,000,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 8.50% as of October 31, 2023. The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the year ended October 31, 2023, the MicroCap Fund and the Ultra MicroCap Fund did not borrow on the line of credit. As of October 31, 2023, the MicroCap Fund and Ultra MicroCap

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Fund had no outstanding borrowings on the lines of credit. Interest charged on the borrowings is recorded as other expense in the Statements of Operations. Subsequent to year end, the MicroCap Fund and Ultra MicroCap Fund renewed their line of credit arrangements with borrowing limits of $2,500,000 and $2,000,000, respectively. Both line of credit agreements have an expiration date of December 2, 2024.

10.	Securities Lending

The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. acts as the Securities Lending Agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the year ended October 31, 2023, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in the First American Government Obligations Fund, Class X and is presented in the Fund’s Schedule of Investments as “Investments Purchased with Proceeds from Securities Lending

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Collateral.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

As of October 31, 2023, the value of securities on loan and payable for collateral due to U.S. Bank N.A. for the Ultra MicroCap Fund were $346,915 and $378,499, respectively. The MicroCap Fund did not utilize securities lending as of October 31, 2023.

11.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

12.	Transactions with Affiliates

During the year ended October 31, 2023, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the year ended October 31, 2023, the MicroCap Fund and Ultra MicroCap Fund engaged in seven securities transactions pursuant to Rule 17a-7 of the 1940 Act.

13.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

14.	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

15.	Recent Market Conditions

General economic, political and public health conditions may have a significant adverse effect on the Funds’ investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) disrupted economic markets worldwide, as well as the economies of individual countries. The full economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, remains unknown. In 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The recent conflict between Israel and Hamas in Gaza may have similar adverse effects on market volatility and global economic growth. The duration of such conflicts, potential for escalation and ultimate effects on the Funds cannot currently be predicted. Federal Reserve officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors, and additional rate hikes are expected until the Federal Reserve sees sustainable progress toward its inflation goals. In this environment, markets are continue react in the short term to news about inflation data, economic indicators and central bank policy. The ultimate impact of rate hikes and inflation in the banking sector on the Funds’ performance is unknown at this time. For a complete description of all of the principal risks the Funds are subject to, please refer to the Funds’ Prospectus and SAI.

16.	Liquidity Risk Management (Unaudited)

On June 22, 2023, the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund, the series of Perritt Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that the Fund primarily holds assets that are highly liquid investments, and thus relies on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that the Program has operated as intended during the past year.

17.	Qualified Dividend Income/Dividends Received Deductions (Unaudited)

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Perritt MicroCap Opportunities Fund	0.00%
Perritt Ultra MicroCap Fund	0.00%

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023 was as follows:

Fund Name	Dividends Received Deductions
Perritt MicroCap Opportunities Fund	0.00%
Perritt Ultra MicroCap Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gains
Perritt MicroCap Opportunities Fund	0.00%
Perritt Ultra MicroCap Fund	0.00%

Perritt Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc. comprising Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund (the “Funds”) as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Chicago, Illinois
December 21, 2023

Perritt Funds, Inc.

Expense Example (Unaudited)	October 31, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 – October 31, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	October 31, 2023

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/23	10/31/23	5/1/23 – 10/31/23[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$ 988.70	$ 8.12
Perritt Ultra MicroCap Fund	$1,000.00	$ 920.30	$13.89

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,017.04	$ 8.24
Perritt Ultra MicroCap Fund	$1,000.00	$1,010.74	$14.55

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.62% for the MicroCap Opportunities Fund and 2.87% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Board is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of this SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None.
Age: 59		successor	Estate Broker in the State
300 South	Portfolios in	elected	of Montana. She has been
Wacker Drive,	Fund Complex		a partner and a principal
Suite 600	Overseen: 2	Director	owner of a real estate sales
Chicago, IL		since 2004	company, Bozeman Brokers,
60606			since 2004. She has been
licensed in the state of
Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None.
Age: 65		successor	with the law firm of Fergeson,
300 South	Portfolios in	elected	Skipper, P.A.. in Sarasota,
Wacker Drive,	Fund Complex		Florida and has been
Suite 600	Overseen: 2	Director	employed with such firm
Chicago, IL		since 2004	since 1989.
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	None.
Corbett(1)		as President	of the Perritt MicroCap
Age: 56	Portfolios in		Opportunities Fund, Inc.
300 South	Fund Complex	As Director,	(1999–2013) and President
Wacker Drive,	Overseen: 2	indefinite,	of the Perritt Funds, Inc.
Suite 600		until successor	since 2004. He has served
Chicago, IL		elected	as President of the Adviser
60606			since 2010, and previously
		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and		Other
	Number of		Directorships
	Portfolios in		Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Matt Brackmann	Vice President	One year term	Mr. Brackmann has recently	N/A
Age: 41	and Treasurer		been appointed Vice President
300 South		Since 2023	and Treasurer of The Funds.
Wacker Drive,			He has been Portfolio Manager
Suite 600			of the Perritt UltraCap Fund
Chicago, IL			since 2014 and a member of
60606			the advisor’s Investment
Committee and research team
since 2004. Mr. Brackmann
was awarded a CFA charter in
2017 and is a member of the
CFA Institute and the CFA
Society of Chicago.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Age: 63	Compliance	Chief	Officer since May 1, 2010,
300 South	Officer and	Compliance	and oversees all compliance
Wacker Drive,	Secretary	Officer	matters for the Funds and the
Suite 600		Since 2010	Advisor. She also coordinates
Chicago, IL			the administration of the
60606		Secretary	Funds and is a liaison with
		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$29,500	$29,500
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$7,500
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.
(e)(2) The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended October 31, 2023 and October 31, 2022, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/20223	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
(The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    December 28, 2023

By (Signature and Title)*    /s/ Matthew Brackmann
Matthew Brackmann, Treasurer/Principal Financial Officer

Date    December 28, 2023

* Print the name and title of each signing officer under his or her signature.